DELAWARE VIP TRUST
Delaware VIP Small Cap Value Series
(the "Series")

Supplement to the Series' Prospectuses dated April 30, 2004

The following replaces the information in the section of the prospectuses entitled "What are the Series' main investment strategies?" under the heading "Overview: Delaware VIP Small Cap Series" of the prospectuses:

Under normal circumstances, at least 80% of the Series' net assets will be in investments of small-capitalization companies (the "80% policy"). For the purposes of this Series, we will consider small-capitalization companies to be companieswith a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000 Index at the time of purchase. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company, which might suggest a more favorable outlook going forward.

The following replaces the second and third paragraphs in the section of the prospectuses entitled "Our investment strategies" under the heading "How we manage the Series" of the prospectuses:

Under normal circumstances, the Series will invest at least 80% of its net assets in investments of small-capitalization companies. For the purposes of this Series, we will consider small-capitalization companies to be companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000 Index at the time of purchase.

Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cash flow. Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

The following replaces the first row of chart information in the section of the prospectuses entitled "The securities we typically invest in" under the heading "How we manage the Series" of the prospectuses:
Securities	How we use them Delaware VIP Small Cap Value Series
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits and losses, proportionate to the number of shares they own.	Generally, we invest 90% to 100% of net assets in common stocks.

The following replaces the information in the section of the prospectuses entitled "Portfolio managers" under the heading "How we manage the Series" of the prospectuses:

Portfolio managers
Christopher S. Beck has had primary responsibility for making the day-to-day investment decisions for the Fund since May 1997. When making investment decisions for the Fund, Mr. Beck regularly consults with Michael E. Hughes and Kent P. Madden.

Christopher S. Beck, Senior Vice President/Senior Portfolio Manager, earned a bachelor's degree at the University of Delaware and an MBA degree at Lehigh University. Mr. Beck joined Delaware Investments in 1997 and has been in the investment business for 22 years. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was Chief Investment Officer of the University of Delaware and held management positions at Cypress Capital Management and Wilmington Trust Company. He is a CFA charterholder. Mr. Beck is a member of the CFA Institute and the Philadelphia Society of Financial Analysts.

Michael E. Hughes, Vice President/Senior Equity Analyst I, joined Delaware Investments in 2002. Mr. Hughes was a Vice President of Equity Research at Raymond James & Associates and a Limited Partner of Equity Research at J.C. Bradford & Company. He received a bachelor's degree in finance from Siena College and an MBA degree from Vanderbilt University. Mr. Hughes is a CFA charterholder and works on the Small-Cap Value Equity team.

Kent P. Madden, Equity Analyst, holds a Bachelor of Arts degree in economics from DePauw University, and an MBA from the University of Chicago Graduate School of Business. Prior to joining Delaware Investments in 2004, he was an Equity Analyst at Gartmore Global Investments, where he specialized in technology and telecommunications. Previously, he also worked as an Equity Analyst for Federated Investors, Inc. where he had experience covering small-capitalization consumer stocks, and Lehman Brothers Inc. as a Corporate Finance Analyst. Mr. Madden is a CFA charterholder.

The Supplement is dated March 30, 2005.